Exhibit 99-c



GREAT PLAINS ENERGY(SM)

Dividend Reinvestment and              CERTIFICATE DEPOSIT FORM
Direct Stock Purchase Plan

Please deposit the attached Great Plains Energy (holding company of Kansas City Power & Light Company) Common Stock certificates into my Dividend Reinvestment and Direct Stock Purchase Plan account for safekeeping. Certificates need NOT be endorsed. IF YOU ARE NOT ENROLLED IN THE PLAN, AN ENROLLMENT FORM MUST ACCOMPANY THIS REQUEST.

Complete information below, sign,     UMB BANK, N.A.
date and return to                    SECURITIES TRANSFER
                                      DIVISION
                                      P.O. BOX 410064
                                      KANSAS CITY, MO
                                      64141-0064

ACCOUNT NAME AND ADDRESS (Please print)
_______________________________________________________________
Name(s) of Account Owner(s)

_______________________________________________________________
Mailing Address          City                State          Zip

_______________________________________________________________
Account Number           Social Security/Tax I.D. Number


Please list all attached stock certificates below:

Certificate No.          Dated           Number of Shares
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
                   TOTAL SHARES DEPOSITED   ___________________



_____________________________      ________________________
Signature of Account Owner(s)                Date

_____________________________      ________________________
Signature of Account Owner(s)                Date

NOTE:  SIGNATURE(S) MUST AGREE IN ALL RESPECTS WITH THE NAME(S)
ON STOCK CERTIFICATE(S).


To ensure against loss resulting from mailing certificates, it is recommended certificates be mailed registered mail, properly insured, with return receipt requested.